UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                     333-56857              39-1927923
           DELAWARE                    333-56857-01            39-1928505
           DELAWARE                    333-56857-02            52-2055893
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                           Shepard Street P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
                    (Address of principal executive offices)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Conditions
--------------------------------------------------------

On November 14, 2006, Alliance Laundry Holdings LLC issued a press release describing its results of operations for its third quarter ended September 30, 2006. This press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c)  Exhibits

     99.1 Alliance Laundry Holdings LLC press release dated November 14, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ALLIANCE LAUNDRY SYSTEMS LLC
                                          (Registrant)

     DATE: November 14, 2006              /s/ Thomas F. L'Esperance
                                          --------------------------------------
                                          Thomas F. L'Esperance
                                          CEO & President

                                          /s/ Bruce P. Rounds
                                          --------------------------------------
                                          Bruce P. Rounds
                                          Vice President Chief Financial Officer


                                          ALLIANCE LAUNDRY CORPORATION
                                          (Registrant)

     DATE: November 14, 2006              /s/ Thomas F. L'Esperance
                                          --------------------------------------
                                          Thomas F. L'Esperance
                                          CEO & President

                                          /s/ Bruce P. Rounds
                                          --------------------------------------
                                          Bruce P. Rounds
                                          Vice President Chief Financial Officer


                                          ALLIANCE LAUNDRY HOLDINGS LLC
                                          (Registrant)

     DATE: November 14, 2006              /s/ Thomas F. L'Esperance
                                          --------------------------------------
                                          Thomas F. L'Esperance
                                          CEO & President

                                          /s/ Bruce P. Rounds
                                          --------------------------------------
                                          Bruce P. Rounds
                                          Vice President Chief Financial Officer

                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                          Dated as of November 14, 2006


Exhibit                                                                Furnished
  No.                                                                   Herewith
-------                                                                ---------

 99.1    Press Release dated November 14, 2006, regarding the earnings     X
         of Alliance Laundry Holdings LLC for the third quarter ended September 30, 2006.